OPPENHEIMER CALIFORNIA MUNICIPAL FUND, OPPENHEIMER CAPITAL APPRECIATION FUND,
  OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CONCENTRATED GROWTH FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER DISCOVERY FUND, OPPENHEIMER
   EMERGING GROWTH FUND, OPPENHEIMER EMERGING TECHNOLOGIES FUND, OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND, OPPENHEIMER
     GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER
INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND, OPPENHEIMER
   MONEY MARKET FUND, INC., OPPENHEIMER MULTIPLE STRATEGIES FUND, OPPENHEIMER
    MULTI-CAP VALUE FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND, OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER SPECIAL VALUE
     FUND, OPPENHEIMER TRINITY CORE FUND, , OPPENHEIMER TRINITY VALUE FUND,
                       OPPENHEIMER U.S. GOVERNMENT TRUST

                     UNANIMOUS WRITTEN CONSENT OF THE BOARDS

            The undersigned, constituting the entire Board of Trustees or Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

            "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Leon Levy, Trustee/Director of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

            RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

            IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of this 25th day of September, 2001.



----------------------------------
Leon Levy

 OPPENHEIMER CALIFORNIA MUNICIPAL FUND, OPPENHEIMER CAPITAL APPRECIATION FUND,
  OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CONCENTRATED GROWTH FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER DISCOVERY FUND, OPPENHEIMER
   EMERGING GROWTH FUND, OPPENHEIMER EMERGING TECHNOLOGIES FUND, OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND, OPPENHEIMER
     GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER
INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND, OPPENHEIMER
   MONEY MARKET FUND, INC., OPPENHEIMER MULTIPLE STRATEGIES FUND, OPPENHEIMER
    MULTI-CAP VALUE FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND, OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER SPECIAL VALUE
     FUND, OPPENHEIMER TRINITY CORE FUND, , OPPENHEIMER TRINITY VALUE FUND,
                       OPPENHEIMER U.S. GOVERNMENT TRUST

                     UNANIMOUS WRITTEN CONSENT OF THE BOARDS

            The undersigned, constituting the entire Board of Trustees or Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

            "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Donald
            W. Spiro, Trustee/Director of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

            RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

            IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of this 25th day of September, 2001.



----------------------------
Donald W. Spiro

 OPPENHEIMER CALIFORNIA MUNICIPAL FUND, OPPENHEIMER CAPITAL APPRECIATION FUND,
  OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CONCENTRATED GROWTH FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER DISCOVERY FUND, OPPENHEIMER
   EMERGING GROWTH FUND, OPPENHEIMER EMERGING TECHNOLOGIES FUND, OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND, OPPENHEIMER
     GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER
INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND, OPPENHEIMER
   MONEY MARKET FUND, INC., OPPENHEIMER MULTIPLE STRATEGIES FUND, OPPENHEIMER
    MULTI-CAP VALUE FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND, OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER SPECIAL VALUE
     FUND, OPPENHEIMER TRINITY CORE FUND, , OPPENHEIMER TRINITY VALUE FUND,
                       OPPENHEIMER U.S. GOVERNMENT TRUST

                     UNANIMOUS WRITTEN CONSENT OF THE BOARDS

            The undersigned, constituting the entire Board of Trustees or Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

            "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Robert
            G. Galli, Trustee/Director of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

            RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

            IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of this 25th day of September, 2001.


-----------------------------------
Robert G. Galli

 OPPENHEIMER CALIFORNIA MUNICIPAL FUND, OPPENHEIMER CAPITAL APPRECIATION FUND,
  OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CONCENTRATED GROWTH FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER DISCOVERY FUND, OPPENHEIMER
   EMERGING GROWTH FUND, OPPENHEIMER EMERGING TECHNOLOGIES FUND, OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND, OPPENHEIMER
     GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER
INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND, OPPENHEIMER
   MONEY MARKET FUND, INC., OPPENHEIMER MULTIPLE STRATEGIES FUND, OPPENHEIMER
    MULTI-CAP VALUE FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND, OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER SPECIAL VALUE
     FUND, OPPENHEIMER TRINITY CORE FUND, , OPPENHEIMER TRINITY VALUE FUND,
                       OPPENHEIMER U.S. GOVERNMENT TRUST

                     UNANIMOUS WRITTEN CONSENT OF THE BOARDS

            The undersigned, constituting the entire Board of Trustees or Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

            "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Benjamin Lipstein, Trustee/Director of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

            RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

            IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of this 25th day of September, 2001.



----------------------------
Benjamin Lipstein

 OPPENHEIMER CALIFORNIA MUNICIPAL FUND, OPPENHEIMER CAPITAL APPRECIATION FUND,
  OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CONCENTRATED GROWTH FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER DISCOVERY FUND, OPPENHEIMER
   EMERGING GROWTH FUND, OPPENHEIMER EMERGING TECHNOLOGIES FUND, OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND, OPPENHEIMER
     GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER
INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND, OPPENHEIMER
   MONEY MARKET FUND, INC., OPPENHEIMER MULTIPLE STRATEGIES FUND, OPPENHEIMER
    MULTI-CAP VALUE FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND, OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER SPECIAL VALUE
     FUND, OPPENHEIMER TRINITY CORE FUND, , OPPENHEIMER TRINITY VALUE FUND,
                       OPPENHEIMER U.S. GOVERNMENT TRUST

                     UNANIMOUS WRITTEN CONSENT OF THE BOARDS

            The undersigned, constituting the entire Board of Trustees or Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

            "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Elizabeth B. Moynihan, Trustee/Director of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

            RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

            IN WITNESS WHEREOF, each of the undersigned has hereunto set her hand as of this 25th day of September, 2001.



------------------------------
Elizabeth B. Moynihan

 OPPENHEIMER CALIFORNIA MUNICIPAL FUND, OPPENHEIMER CAPITAL APPRECIATION FUND,
  OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CONCENTRATED GROWTH FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER DISCOVERY FUND, OPPENHEIMER
   EMERGING GROWTH FUND, OPPENHEIMER EMERGING TECHNOLOGIES FUND, OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND, OPPENHEIMER
     GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER
INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND, OPPENHEIMER
   MONEY MARKET FUND, INC., OPPENHEIMER MULTIPLE STRATEGIES FUND, OPPENHEIMER
    MULTI-CAP VALUE FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND, OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER SPECIAL VALUE
     FUND, OPPENHEIMER TRINITY CORE FUND, , OPPENHEIMER TRINITY VALUE FUND,
                       OPPENHEIMER U.S. GOVERNMENT TRUST

                     UNANIMOUS WRITTEN CONSENT OF THE BOARDS

            The undersigned, constituting the entire Board of Trustees or Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

            "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Kenneth
            A. Randall, Trustee\Director of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

            RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

            IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of this 25th day September, 2001.



---------------------------------
Kenneth A. Randall

 OPPENHEIMER CALIFORNIA MUNICIPAL FUND, OPPENHEIMER CAPITAL APPRECIATION FUND,
  OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CONCENTRATED GROWTH FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER DISCOVERY FUND, OPPENHEIMER
   EMERGING GROWTH FUND, OPPENHEIMER EMERGING TECHNOLOGIES FUND, OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND, OPPENHEIMER
     GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER
INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND, OPPENHEIMER
   MONEY MARKET FUND, INC., OPPENHEIMER MULTIPLE STRATEGIES FUND, OPPENHEIMER
    MULTI-CAP VALUE FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND, OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER SPECIAL VALUE
     FUND, OPPENHEIMER TRINITY CORE FUND, , OPPENHEIMER TRINITY VALUE FUND,
                       OPPENHEIMER U.S. GOVERNMENT TRUST

                     UNANIMOUS WRITTEN CONSENT OF THE BOARDS

            The undersigned, constituting the entire Board of Trustees or Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

            "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Edward
            V. Regan, Trustee\Director of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

            RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

            IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of this 25th day of September, 2001.



----------------------------
Edward V. Regan

 OPPENHEIMER CALIFORNIA MUNICIPAL FUND, OPPENHEIMER CAPITAL APPRECIATION FUND,
  OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CONCENTRATED GROWTH FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER DISCOVERY FUND, OPPENHEIMER
   EMERGING GROWTH FUND, OPPENHEIMER EMERGING TECHNOLOGIES FUND, OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND, OPPENHEIMER
     GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER
INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND, OPPENHEIMER
   MONEY MARKET FUND, INC., OPPENHEIMER MULTIPLE STRATEGIES FUND, OPPENHEIMER
    MULTI-CAP VALUE FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND, OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER SPECIAL VALUE
     FUND, OPPENHEIMER TRINITY CORE FUND, , OPPENHEIMER TRINITY VALUE FUND,
                       OPPENHEIMER U.S. GOVERNMENT TRUST


                     UNANIMOUS WRITTEN CONSENT OF THE BOARDS

            The undersigned, constituting the entire Board of Trustees or Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

            "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Russell
            J. Reynolds, Jr., Trustee/Director of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

            RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

            IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of this 25th day of September, 2001.


------------------------------
Russell S. Reynolds, Jr.

 OPPENHEIMER CALIFORNIA MUNICIPAL FUND, OPPENHEIMER CAPITAL APPRECIATION FUND,
  OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CONCENTRATED GROWTH FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER DISCOVERY FUND, OPPENHEIMER
   EMERGING GROWTH FUND, OPPENHEIMER EMERGING TECHNOLOGIES FUND, OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND, OPPENHEIMER
     GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER
INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND, OPPENHEIMER
   MONEY MARKET FUND, INC., OPPENHEIMER MULTIPLE STRATEGIES FUND, OPPENHEIMER
    MULTI-CAP VALUE FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND, OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER SPECIAL VALUE
     FUND, OPPENHEIMER TRINITY CORE FUND, , OPPENHEIMER TRINITY VALUE FUND,
                       OPPENHEIMER U.S. GOVERNMENT TRUST

                     UNANIMOUS WRITTEN CONSENT OF THE BOARDS

            The undersigned, constituting the entire Board of Trustees or Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

            "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Brian W. Wixted, Trustee/Director of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

            RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

            IN WITNESS WHEREOF, each of the undersigned has hereunto set her hand as of this 25th day of September, 2001.



------------------------------
Brian W. Wixted

 OPPENHEIMER CALIFORNIA MUNICIPAL FUND, OPPENHEIMER CAPITAL APPRECIATION FUND,
  OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CONCENTRATED GROWTH FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER DISCOVERY FUND, OPPENHEIMER
   EMERGING GROWTH FUND, OPPENHEIMER EMERGING TECHNOLOGIES FUND, OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND, OPPENHEIMER
     GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER
INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND, OPPENHEIMER
   MONEY MARKET FUND, INC., OPPENHEIMER MULTIPLE STRATEGIES FUND, OPPENHEIMER
    MULTI-CAP VALUE FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND, OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER SPECIAL VALUE
     FUND, OPPENHEIMER TRINITY CORE FUND, , OPPENHEIMER TRINITY VALUE FUND,
                       OPPENHEIMER U.S. GOVERNMENT TRUST

                     UNANIMOUS WRITTEN CONSENT OF THE BOARDS

     The undersigned, constituting the entire Board of Trustees or Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

     "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Clayton K. Yeutter, Trustee/Director of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

     RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of this 25th day of September, 2001.

-----------------------------
Clayton K. Yeutter

     OPPENHEIMER CALIFORNIA MUNICIPAL FUND, OPPENHEIMER CAPITAL APPRECIATION FUND, OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CONCENTRATED GROWTH
     FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER DISCOVERY FUND, OPPENHEIMER EMERGING GROWTH FUND, OPPENHEIMER EMERGING TECHNOLOGIES FUND,
 OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND,
  OPPENHEIMER GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS
     FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND,
   OPPENHEIMER MONEY MARKET FUND, INC., OPPENHEIMER MULTIPLE STRATEGIES FUND,
    OPPENHEIMER MULTI-CAP VALUE FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND,
OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER
 SPECIAL VALUE FUND, OPPENHEIMER TRINITY CORE FUND, , OPPENHEIMER TRINITY VALUE
                    FUND, OPPENHEIMER U.S. GOVERNMENT TRUST

                    UNANIMOUS WRITTEN CONSENT OF THE BOARDS

     The undersigned, constituting the entire Board of Trustees or Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

     "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Phillip A. Griffiths, Trustee/Director of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

     RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of this 25th day of September, 2001.

----------------------------
Phillip A. Griffiths

     OPPENHEIMER CALIFORNIA MUNICIPAL FUND, OPPENHEIMER CAPITAL APPRECIATION FUND, OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CONCENTRATED GROWTH
     FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER DISCOVERY FUND, OPPENHEIMER EMERGING GROWTH FUND, OPPENHEIMER EMERGING TECHNOLOGIES FUND,
 OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND,
  OPPENHEIMER GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS
      FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND,
   OPPENHEIMER MONEY MARKET FUND, INC., OPPENHEIMER MULTIPLE STRATEGIES FUND,
    OPPENHEIMER MULTI-CAP VALUE FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND,
OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER
 SPECIAL VALUE FUND, OPPENHEIMER TRINITY CORE FUND, , OPPENHEIMER TRINITY VALUE FUND, OPPENHEIMER U.S. GOVERNMENT TRUST

                    UNANIMOUS WRITTEN CONSENT OF THE BOARDS

     The undersigned, constituting the entire Board of Trustees or Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

     "RESOLVED, that Robert G. Zack and Brian W. Wixted be, and each of them hereby is, appointed the attorney-in-facts and agents of Andrew J. Donohue, Principal Executive Officer and Secretary of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

     RESOLVED, that Robert G. Zack and Brian W. Wixted be, and each of them is hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

            IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of this 25th day of September, 2001.



----------------------------
Andrew J. Donohue